united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2013

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 Not Applicable.

Item 8.01.      Other Events.

On January 7, 2013, Astoria Financial Corporation (the “Corporation”) issued a press release stating that, on Wednesday, January 23, 2013 at approximately 4:45 p.m. (ET), the Corporation is expected to release its financial results for the fourth quarter and full year ended December 31, 2012, and will host an earnings conference call on Thursday, January 24, 2013 at 10:00 a.m. (ET).

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1      Press release dated January 7, 2013.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
By: /s/ Peter J. Cunningham . Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: January 7, 2013

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated January 7, 2013.

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